                        MORTGAGE LOAN PURCHASE AGREEMENT
                        --------------------------------

         This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of May 16, 2003, between Goldman Sachs Mortgage Company as Mortgage Loan Seller (the "Mortgage Loan Seller") and GMAC Commercial Mortgage Securities, Inc. as purchaser (the "Purchaser").

         Subject to the terms and conditions hereof, the Mortgage Loan Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

         It is expected that the Mortgage Loans will be transferred, together with other multifamily and commercial mortgage loans, to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of May 1, 2003 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, GMAC Commercial Mortgage Corporation as master servicer (in such capacity, the "Master Servicer") and special servicer, LaSalle Bank National Association, as trustee (in such capacity, the "Trustee"), and ABN AMRO Bank N.V., as fiscal agent. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Pooling and Servicing Agreement as in effect on the Closing Date.

         The Purchaser intends to sell the Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates to Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. (together, the "Underwriters"), pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"). The Purchaser intends to sell the Class X-1, Class X-2, Class A-1A, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N-1, Class N-2, Class O, Class P and Class Q Certificates to Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated and Deutsche Bank Securities Inc. (in such capacity, each an "Initial Purchaser") pursuant to a certificate purchase agreement, dated the date hereof (the "Certificate Purchase Agreement"). The Purchaser intends to sell the Class R-I, Class R-II and Class R-III Certificates to a Qualified Institutional Buyer (in such capacity, an "Initial Purchaser"). The Class X-1, Class X-2, Class A-1A, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N-1, Class N-2, Class O, Class P, Class Q, Class R-I, Class R-II and Class R-III Certificates are collectively referred to as the "Non-Registered Certificates."

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

SECTION 1.        Agreement to Purchase.
                  ---------------------

         Subject to the terms and conditions hereof, the Mortgage Loan Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on May 29, 2003 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The "Cut-off Date" with respect to any Mortgage Loan is the Due Date for such Mortgage Loan in May 2003. As of the close of business on their respective Cut-off Dates (which Cut-off Dates may occur after the Closing Date), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $49,667,968, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be determined by the parties pursuant to an agreed upon schedule.

SECTION 2.        Conveyance of Mortgage Loans.
                  ----------------------------

         (a) Effective as of the Closing Date, subject only to receipt by the Mortgage Loan Seller of the purchase price referred to in Section 1 hereof (exclusive of any applicable holdback for transaction expenses), the Mortgage Loan Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Mortgage Loan Seller on or with respect to the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, together with all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Mortgage Loan Seller, the Mortgage Loan Seller shall deliver or cause to be delivered to or at the direction of the Purchaser) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date for each such Mortgage Loan, and all other recoveries of principal and interest collected thereon after such Cut-off Date. All scheduled payments of principal and interest due thereon on or before the Cut-off Date for each Mortgage Loan and collected after such Cut-off Date shall belong to the Mortgage Loan Seller.

         (b) In connection with the Mortgage Loan Seller's assignment pursuant to subsection (a) above, the Mortgage Loan Seller hereby agrees that, at least five (5) Business Days before the Closing Date, it shall have delivered to and deposited with the Trustee, the Mortgage File (as described on Exhibit B hereto) for each Mortgage Loan so assigned to the extent that such Mortgage File was delivered to the Mortgage Loan Seller by GMAC Commercial Mortgage Corporation. On the Closing Date, upon notification from the Mortgage Loan Seller that the purchase price referred to in Section 1 (exclusive of any applicable holdback for transaction expenses) has been received by the Mortgage Loan Seller, the Trustee shall be authorized to release to the Purchaser or its designee all of the Mortgage Files in the Trustee's possession relating to the Mortgage Loans.

         (c) All documents and records in the Mortgage Loan Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in accordance with Exhibit B (all such other documents and records, as to any Mortgage Loan, including, without limitation, and if applicable, a copy of the Mortgage Note, a copy of the Mortgage, a copy of the Security Agreement, property insurance information, property inspections, financial statements (subject to and in accordance with any applicable confidentiality agreements), escrow analysis, tax bills, appraisals, environmental reports, engineering reports, the asset summary, financial information on the borrower, sponsor and guarantor, a copy of letters of credit and a copy of environmental insurance policies, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Mortgage Loan Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that shall, as of the Closing Date, begin acting on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Mortgage Loan Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date. If a sub-servicer shall, as of the Closing Date, begin acting on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Mortgage Loan Seller shall deliver a copy of the related Servicing File to the Master Servicer.

         (d) The Mortgage Loan Seller and the Purchaser intend the transfer of the Mortgage Loans hereunder to be a true sale by the Mortgage Loan Seller to the Purchaser that is absolute and irrevocable and that provides the Purchaser with full control of the Mortgage Loans.

SECTION 3.        Examination of Mortgage Loan Files and Due Diligence Review.
                  -----------------------------------------------------------

         The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations, warranties and covenants set forth in or contemplated by
Section 4.

SECTION 4.        Representations, Warranties and Covenants of the Mortgage
                  Loan Seller.
                  ---------------------------------------------------------

         (a) [Reserved]

         (b) The Mortgage Loan Seller, as of the date hereof, hereby represents and warrants to, and covenants with, the Purchaser that:

                  (i) The Mortgage Loan Seller is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of New York, and is in compliance with the laws of each State to the extent necessary to perform its obligations under this Agreement.

                  (ii) The execution and delivery of this Agreement by the Mortgage Loan Seller, and the performance and compliance with the terms of this Agreement by the Mortgage Loan Seller, will not violate the Mortgage Loan Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

                  (iii) The Mortgage Loan Seller has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms hereof, subject to
         (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally,
         (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

                  (v) The Mortgage Loan Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

                  (vi) No litigation is pending with regard to which the Mortgage Loan Seller has received service of process or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller the outcome of which, in the Mortgage Loan Seller's good faith and reasonable judgment, could reasonably be expected to prohibit the Mortgage Loan Seller from entering into this Agreement or materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement or the financial condition of the Mortgage Loan Seller.

                  (vii) The Mortgage Loan Seller has not dealt with any broker, investment banker, agent or other person, other than the Purchaser, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser or the consummation of any of the other transactions contemplated hereby.

                  (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law (including, with respect to any bulk sale laws), for the execution, delivery and performance of or compliance by the Mortgage Loan Seller with this Agreement, or the consummation by the Mortgage Loan Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Mortgage Loan Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Mortgage Loan Seller under this Agreement.

         (c) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection
(b) above which materially and adversely affects the interests of the Purchaser, the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 5.        Representations, Warranties and Covenants of the Purchaser.
                  ----------------------------------------------------------

         (a) The Purchaser, as of the date hereof, hereby represents and warrants to, and covenants with, the Mortgage Loan Seller that:

                  (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (ii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this Agreement by the Purchaser, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, in each case which materially and adversely affects the ability of the Purchaser to carry out the transactions contemplated by this Agreement.

                  (iii) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

                  (iv) This Agreement, assuming due authorization, execution and delivery by the Mortgage Loan Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (C) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification for securities laws liabilities.

                  (v) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                  (vi) No litigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

                  (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Mortgage Loan Seller, the Underwriters, the Initial Purchasers and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

                  (viii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, other than (1) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (2) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Purchaser under this Agreement.

         (b) Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Mortgage Loan Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

SECTION 6.        [Reserved]

SECTION 7.        Closing.
                  -------

         (a) The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Mayer, Brown, Rowe and Maw, 1675 Broadway, New York, New York 10019 at 10:00 a.m., New York City time, on the Closing Date.

         The Closing shall be subject to each of the following conditions:

                  (i) All of the representations and warranties of the Mortgage Loan Seller and the Purchaser specified herein shall be true and correct as of the Closing Date;

                  (ii) All documents specified in Section 8 (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

                  (iii) The Mortgage Loan Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2;

                  (iv) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date; and

                  (v) The Underwriting Agreement shall not have been terminated in accordance with its terms.

         Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

SECTION 8.        Closing Documents.
                  -----------------

         The Closing Documents shall consist of the following:

                  (i) this Agreement duly executed and delivered by the Purchaser and the Mortgage Loan Seller;

                  (ii) an Officer's Certificate substantially in the form of Exhibit C-1 hereto, executed by the Secretary or an assistant secretary of the Mortgage Loan Seller, and dated the Closing Date, and upon which the Purchaser, each Underwriter and each Initial Purchaser may rely, attaching thereto as exhibits the organizational documents of the Mortgage Loan Seller;

                  (iii) a certificate of good standing regarding the Mortgage Loan Seller from the Secretary of State for the State of New York, dated not earlier than 30 days prior to the Closing Date;

                  (iv) a certificate of the Mortgage Loan Seller substantially in the form of Exhibit C-2 hereto, executed by an executive officer or authorized signatory of the Mortgage Loan Seller and dated the Closing Date, and upon which the Purchaser, each Underwriter and each Initial Purchaser may rely;

                  (v) in a form reasonably acceptable to counsel for the Purchaser, a written opinion of counsel for the Mortgage Loan Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Mortgage Loan Seller and acceptable to counsel for the Purchaser, dated the Closing Date and addressed to the Purchaser, each Underwriter and each Initial Purchaser;

                  (vi) to the extent required by any of the Rating Agencies, a written opinion of counsel for the Purchaser regarding the characterization of the transfer of the Mortgage Loans to the Purchaser as a "true sale", subject to such reasonable assumptions and qualifications as may be requested by counsel for the Purchaser, dated the Closing Date and addressed to the Rating Agencies, the Purchaser, each Underwriter and the Trustee;

                  (vii) the Supplemental Agreement, dated as of the date hereof, between GMAC Commercial Mortgage Corporation ("GMACCM") and the Mortgage Loan Seller (the "Supplemental Agreement"), duly executed and delivered by GMACCM and the Mortgage Loan Seller; and

                  (viii) such further certificates, opinions and documents as the Purchaser may reasonably request.

SECTION 9.       [Reserved]

SECTION 10.      Assignment of Supplemental Agreement.
                 ------------------------------------

         In connection with the transfer of the Mortgage Loans hereunder, the Mortgage Loan Seller hereby assigns to the Purchaser all of the Mortgage Loan Seller's right, title and interest in and to the Supplemental Agreement.

SECTION 11.      Notices.
                 -------

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to GMAC Commercial Mortgage Securities, Inc. at 200 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Mortgage Loan Seller in writing by the Purchaser; and if to the Mortgage Loan Seller, addressed to Goldman Sachs Mortgage Company, at 85 Broad Street, New York, New York 10004, Attention: Rolf Edwards, facsimile no. (212) 364-3594, or to such other address or facsimile number as the Mortgage Loan Seller may designate in writing to the Purchaser.

SECTION 12.      [Reserved]

SECTION 13.      Representations, Warranties and Agreements to Survive Delivery.
                 --------------------------------------------------------------

         All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Mortgage Loan Seller to the Purchaser or its designee.

SECTION 14.      Severability of Provisions.
                 --------------------------

         Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

SECTION 15.       Counterparts.
                  ------------

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

SECTION 16.       GOVERNING LAW.
                  -------------

         THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES EXCEPT THAT THE PARTIES HERETO INTEND THAT THE PROVISIONS OF
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

SECTION 17.       Further Assurances.
                  ------------------

         The Mortgage Loan Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

SECTION 18.       Successors and Assigns.
                  ----------------------

         The rights and obligations of the Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Mortgage Loan Seller and the Purchaser, and their permitted successors and assigns.

SECTION 19.       Amendments.
                  ----------

         No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                  GOLDMAN SACHS MORTGAGE COMPANY

                                  By: Goldman Sachs Real Estate Funding Corp., its General Partner


                                  By:   /s/ Mark Buono
                                        ----------------------------------------
                                        Name: Mark Buono
                                        Title: Vice President


                                  GMAC COMMERCIAL MORTGAGE
                                        SECURITIES, INC.


                                  By:    /s/ David Lazarus
                                        ----------------------------------------
                                        Name:  David Lazarus
                                        Title:  Vice President


Acknowledged and Agreed with respect to Section 10:

GMAC COMMERCIAL MORTGAGE
     CORPORATION


By:   /s/ David Lazarus
     ----------------------------------------
     Name:  David Lazarus
     Title:  Senior Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE



LOAN NUMBER      PROPERTY NAME                         ADDRESS                                        CITY          STATE   ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
39912      Chatsworth Business Center        21540-21622 Plummer Street                          Chatsworth       California 91311
37469      Autumn Ridge Apartments           7022 North Colton Street                            Spokane          Washington 99208
38908      Riverwalk Medical Office Building 9300 and 9330 Stockdale Highway                     Bakersfield      California 93312
39093      Westwind Terrace                  6402 East Superstition Springs Boulevard            Mesa             Arizona    85206
37881      One Park Ten                      6800 Park Ten Boulevard                             San Antonio      Texas      78213
38466      Fallstaff Shopping Center         6812-6862 Reisterstown Road and 4147 Labryinth Road Baltimore        Maryland   21215
39800      Muirwood Square                   35450-35584 Grand River Avenue                      Farmington Hills Michigan   48335
39358      Avanti East Apartments            416 Southeast 3rd Street                            Lee's Summit     Missouri   64063
39801      TriAtria Shopping Center          32395-32443 Northwestern Highway                    Farmington Hills Michigan   48334

            MORTGAGE                                        REMAINING                    ANTICIPATED    DATE
              RATE     RATE   ORIGINAL    CUT-OFF DATE       TERM TO      MATURITY DATE   REPAYMENT   PAYMENT   MONTHLY     ARD
LOAN NUMBER   (%)      TYPE  BALANCE ($)   BALANCE ($)   MATURITY (MOS.)      OR ARD         DATE       DUE     PAYMENT     LOAN
---------------------------------------------------------------------------------------------------------------------------------
39912       5.78000   Fixed  11,000,000    10,988,581         119           4/1/2013                    1      64,402.80
37469       5.92000   Fixed   7,100,000     7,071,079         116           1/1/2013                    1      42,203.60
38908       5.55000   Fixed   6,948,000     6,917,655         116           1/1/2013                    1      39,668.22
39093       5.99000   Fixed   6,500,000     6,500,000         116           1/1/2013                    1      38,929.00
37881       5.75000   Fixed   5,300,000     5,272,390         56            1/1/2008                    1      32,248.86
38466       6.10000   Fixed   4,750,000     4,726,660         116           1/1/2013                    1      29,936.52
39800       6.13000   Fixed   3,200,000     3,196,893         119           4/1/2013                    1      19,453.89
39358       5.40000   Fixed   3,000,000     2,996,654         119           4/1/2013                    1      16,845.92
39801       6.13000   Fixed   2,000,000     1,998,058         119           4/1/2013                    1      12,158.68

                                                                                ANNUAL                   ADDITIONAL
            CREDIT LEASE                                  CROSS COLLATERALIZED   DEBT      BROKER STRIP   SERVICING   ENVIRONMENTAL
LOAN NUMBER     LOAN            PREPAYMENT PROVISION             GROUPS        SERVICE ($)     LOAN       FEE LOAN    INSURANCE LOAN
------------------------------------------------------------------------------------------------------------------------------------
39912                      Lockout/25_Defeasance/92_0%/3                         772,834
37469                      Lockout/28_Defeasance/89_0%/3                         506,443
38908                      Lockout/28_Defeasance/89_0%/3                         476,019
39093                      Lockout/28_Defeasance/90_0%/2                         467,148
37881                      Lockout/28_Defeasance/29_0%/3                         386,986
38466                      Lockout/28_Defeasance/90_0%/2                         359,238
39800                      Lockout/25_Defeasance/91_0%/4                         233,447
39358                      Lockout/25_Defeasance/93_0%/2                         202,151
39801                      Lockout/25_Defeasance/91_0%/4                         145,904


                              LETTER OF                              SERVICING
LOAN NUMBER                   CREDIT LOAN         LEASEHOLD         FEE RATE (%)            LOAN SELLER
------------------------------------------------------------------------------------------------------------
39912                                                                 0.12730                 GMACCM
37469                                                                 0.12730                 GMACCM
38908                                                                 0.12730                 GMACCM
39093                                                                 0.12730                 GMACCM
37881                                                                 0.12730                 GMACCM
38466                                                                 0.12730                 GMACCM
39800                                                                 0.12730                 GMACCM
39358                                                                 0.12730                 GMACCM
39801                                                                 0.12730                 GMACCM

                                    EXHIBIT B

                                THE MORTGAGE FILE

         The "Mortgage File" for any Mortgage Loan shall collectively consist of the following documents:

                  (1) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, in blank or to the order of the Trustee in the following form: "Pay to the order of LaSalle Bank, National Association, as trustee for the registered holders of GMAC Commercial Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 2003-C1, without recourse";

                  (2) the original or a copy of the Mortgage and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

                  (3) the original or a copy of the assignment of the Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee, or if none by the originator, either in blank or in favor of the Trustee (in such capacity);

                  (4) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

                  (5) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee, or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage, referred to in clause (3) above;

                  (6) an original or a copy of any related Security Agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments thereof showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any;

                  (7) an original assignment of any related Security Agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (3) above;

                  (8) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon, where appropriate, in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

                  (9) the original or a copy of the lender's title insurance policy, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property;

                  (10) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan which was in the possession of the Mortgage Loan Seller at the time the Mortgage Files were delivered to the Trustee together with (A) if applicable, the original or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee, if any, and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the originator;

                  (11) (A) file or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personality of the Mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Mortgage Loan Seller (or its agent) at the time the Mortgage Files were delivered and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Mortgage Loan Seller, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

                  (12) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was not signed by the Mortgagor;

                  (13)     the related Ground Lease or a copy thereof, if any;

                  (14) if the Mortgage Loan is a Credit Lease Loan, an original of the credit lease enhancement insurance policy, if any, obtained with respect to such Mortgage Loan and an original of the residual value insurance policy, if any, obtained with respect to such Mortgage Loan;

                  (15) the original or a copy of any lockbox agreement or deposit account or similar agreement;

                  (16) the original or a copy of any intercreditor agreement with respect to the Mortgage Loan;

                  (17) the original or a copy of any Environmental Policy;

                  (18) the original or a copy (if the original is held by the Master Servicer) of any letter of credit and any related transfer documents;

                  (19) for a hospitality property, copies of franchise agreements, if any, and franchisor comfort letters, if any;

                  (20) a checklist of all documents included in the Mortgage File; and

                  (21) any additional documents required to be added to the Mortgage File pursuant to this Agreement; provided, that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received.

                  The original assignments referred to in clauses (3), (5), (7) and (10)(B), may be in the form of one or more instruments in recordable form in any applicable filing offices.

                                   EXHIBIT C-1

          FORM OF CERTIFICATE OF AN OFFICER OF THE MORTGAGE LOAN SELLER

         Certificate of Officer of Goldman Sachs Mortgage Company (the "Mortgage Loan Seller")

         I, __________________________ , a __________________________of the
Mortgage Loan Seller, hereby certify as follows:

         The Mortgage Loan Seller is a limited partnership duly organized and validly existing under the laws of the State of New York.

         Attached hereto as Exhibit I are true and correct copies of the organizational documents of the Mortgage Loan Seller which organizational documents are on the date hereof, and have been at all times, in full force and effect.

         To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Mortgage Loan Seller are pending or contemplated.

         Each person listed below is and has been the duly elected and qualified officer or authorized signatory of the Mortgage Loan Seller and his genuine signature is set forth opposite his name:

           Name                  Office                     Signature
  --------------------  -------------------------  ---------------------------







         Each person listed above who signed, either manually or by facsimile signature, the Supplemental Agreement, dated May 16, 2003 (the "Supplemental Agreement") between GMAC Commercial Mortgage Corporation and the Mortgage Loan Seller, and/or the Mortgage Loan Purchase Agreement, dated May 16, 2003 (the "Mortgage Loan Purchase Agreement"), between the Mortgage Loan Seller and GMAC Commercial Mortgage Securities, Inc. providing for the purchase by GMAC Commercial Mortgage Securities, Inc. from the Mortgage Loan Seller of the Mortgage Loans, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.

         Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.



                                     C-1-1

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of ______________, 2003.

                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:

         I, [name], [title], hereby certify that ______________________ is a duly elected or appointed, as the case may be, qualified and acting that ______________________ of the Mortgage Loan Seller and that the signature appearing above is his or her genuine signature.

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of ________________, 2003.




                                     By:
                                         ---------------------------------------
                                     Name:
                                     Title:


                                     C-1-2

                                   EXHIBIT C-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

                  Certificate of Goldman Sachs Mortgage Company

         In connection with the execution and delivery by Goldman Sachs Mortgage Company (the "Mortgage Loan Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of May 16, 2003 (the "Mortgage Loan Purchase Agreement"), between GMAC Commercial Mortgage Securities, Inc. and the Mortgage Loan Seller, the Mortgage Loan Seller hereby certifies that (i) the representations and warranties of the Mortgage Loan Seller in the Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Mortgage Loan Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part set forth in the Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

         Certified this day of May, 2003.

                                    GOLDMAN SACHS MORTGAGE COMPANY

                                    By: Goldman Sachs Real Estate Funding Corp.,
                                        its General Partner


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                     C-2-1